Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Nine Months Ended September 30, 2006

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2006

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statement	Page 1
Year-to-Date Income Statement	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 6
EBITDA, Operating Ratios and Earnings per Share	Page 7

Balance Sheet Data:
Comparative Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 15
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 16
Mall Portfolio (total portfolio) Statistics by Asset Category	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Redevelopment Activity	Page 22

Quarterly Income Statement
(in thousands)

	Three Months Ended September 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$46,635	$7,059	$53,694	$48,759	$7,604	$56,363
Percentage rents	1,225	104	1,329	1,084	395	1,479
Tenant reimbursements	22,223	3,067	25,290	21,426	3,957	25,383
Out parcel sales	-	-	-	110	-	110
Other (see components on page 3)	4,447	495	4,942	4,745	560	5,305
Total Revenues	74,530	10,725	85,255	76,124	12,516	88,640

Expenses:
Property operating expenses	(15,927)	(3,644)	(19,571)	(15,831)	(4,114)	(19,945)
Real estate taxes	(8,638)	(816)	(9,454)	(8,683)	(1,325)	(10,008)
	(24,565)	(4,460)	(29,025)	(24,514)	(5,439)	(29,953)
Provision for credit losses	(1,107)	(576)	(1,683)	(1,135)	(198)	(1,333)
Other operating expenses	(1,985)	(256)	(2,241)	(2,183)	(330)	(2,513)
Cost related to sales of out parcels	-	-	-	(27)	-	(27)
Real estate depreciation and amortization	(17,668)	(3)	(17,671)	(15,828)	(2,295)	(18,123)
Non-real estate depreciation and amortization	(361)	(7)	(368)	(494)	(57)	(551)
General and administrative	(3,481)	(55)	(3,536)	(3,634)	(23)	(3,657)
Total Expenses	(49,167)	(5,357)	(54,524)	(47,815)	(8,342)	(56,157)

Operating Income	25,363	5,368	30,731	28,309	4,174	32,483

Interest income	108	47	155	74	33	107
Interest expense	(21,045)	(3,171)	(24,216)	(18,106)	(3,492)	(21,598)
Loan fee amortization	(478)	(58)	(536)	(530)	(141)	(671)
Equity in income of unconsolidated entities	247	-	247	-	-	-
Income before minority interest and discontinued operations	4,195	2,186	6,381	9,747	574	10,321
Minority interest in operating partnership	(311)	-	(311)	618	-	618
Income from continuing operations	3,884	2,186	6,070	10,365	574	10,939
Discontinued Operations:
Gain on sales of properties	-	-	-	1,737	-	1,737
Impairment Loss	-	-	-	(15,018)	-	(15,018)
Income from operations	2,186	(2,186)	-	574	(574)	-
Net income (loss)	6,070	-	6,070	(2,342)	-	(2,342)
Preferred stock dividends	(4,360)	-	(4,360)	(4,360)	-	(4,360)
Net income (loss) available to common shareholders	$1,710	$-	$1,710	$(6,702)	$-	$(6,702)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands, except per share data)

	Nine Months Ended September 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$141,620	$21,322	$162,942	$139,375	$23,492	$162,867
Percentage rents	3,248	241	3,489	3,607	901	4,508
Tenant reimbursements	65,138	9,916	75,054	63,252	12,600	75,852
Out parcel sales	320	550	870	1,110	450	1,560
Other (see components on page 3)	12,863	1,544	14,407	12,434	1,879	14,313
Total Revenues	223,189	33,573	256,762	219,778	39,322	259,100

Expenses:
Property operating expenses	(47,666)	(10,946)	(58,612)	(45,194)	(11,942)	(57,136)
Real estate taxes	(25,589)	(2,860)	(28,449)	(25,594)	(4,251)	(29,845)
	(73,255)	(13,806)	(87,061)	(70,788)	(16,193)	(86,981)
Provision for credit losses	(3,202)	(1,134)	(4,336)	(2,963)	(717)	(3,680)
Other operating expenses	(5,415)	(794)	(6,209)	(5,544)	(897)	(6,441)
Cost related to sales of out parcels	(129)	(43)	(172)	(973)	(63)	(1,036)
Real estate depreciation and amortization	(53,153)	(2,455)	(55,608)	(48,610)	(8,346)	(56,956)
Non-real estate depreciation and amortization	(1,120)	(59)	(1,179)	(1,398)	(210)	(1,608)
General and administrative	(11,129)	(72)	(11,201)	(15,446)	(41)	(15,487)
Total Expenses	(147,403)	(18,363)	(165,766)	(145,722)	(26,467)	(172,189)

Operating Income	75,786	15,210	90,996	74,056	12,855	86,911

Interest income	334	128	462	171	83	254
Interest expense	(61,527)	(9,543)	(71,070)	(53,469)	(10,895)	(64,364)
Loan fee amortization	(1,546)	(215)	(1,761)	(1,573)	(416)	(1,989)
Equity in income of unconsolidated entities	1,099	-	1,099	-	-	-
Income before minority interest and discontinued operations	14,146	5,580	19,726	19,185	1,627	20,812
Minority interest in operating partnership	3,085	-	3,085	577	-	577
Income from continuing operations	17,231	5,580	22,811	19,762	1,627	21,389
Discontinued Operations:
Gain on sales of properties	1,717	-	1,717	1,737	-	1,737
Impairment loss	(48,801)	-	(48,801)	(16,393)	-	(16,393)
Income from operations	5,580	(5,580)	-	1,627	(1,627)	-
Net (loss) income	(24,273)	-	(24,273)	6,733	-	6,733
Preferred stock dividends	(13,078)	-	(13,078)	(13,078)	-	(13,078)
Net loss available to common shareholders	$(37,351)	$-	$(37,351)	$(6,345)	$-	$(6,345)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$45,915	$6,781	$52,696	$45,145	$7,657	$52,802
Termination income	980	324	1,304	3,633	-	3,633
Straight-line rents	(260)	(46)	(306)	(19)	(53)	(72)
Total Minimum Rents	$46,635	$7,059	$53,694	$48,759	$7,604	$56,363

Components of Other Revenue:
Fee income	$626	$-	$626	$-	$-	$-
Specialty leasing and sponsorship income	2,630	469	3,125	3,046	537	3,606
Other	1,191	26	1,191	1,699	23	1,699
Total Other Revenue	$4,447	$495	$4,942	$4,745	$560	$5,305

	Nine Months Ended September 30,
	2006			2005
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$138,256	$20,737	$158,993	$134,272	$23,482	$157,754
Termination income	3,654	1,023	4,677	3,957	806	4,763
Straight-line rents	(290)	(438)	(728)	1,146	(796)	350
Total Minimum Rents	$141,620	$21,322	$162,942	$139,375	$23,492	$162,867

Components of Other Revenue:
Fee income	$1,726	$-	$1,726	$-	$-	$-
Specialty leasing and sponsorship income	7,859	1,503	9,403	8,776	1,787	10,655
Other	3,278	41	3,278	3,658	92	3,658
Total Other Revenue	$12,863	$1,544	$14,407	$12,434	$1,879	$14,313

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2006
		Real Estate
		Joint Ventures
	Total	% Share
Statements of Operations

Total revenues	$8,363	$4,349
Operating expenses	(4,169)	(2,168)
Net operating income	4,194	2,181
Depreciation and amortization	(1,917)	(997)
Other expenses, net	(4)	(2)
Interest expense, net	(1,791)	(931)
Net income	482	251
Preferred dividend	(7)	(4)
Net income available to partnership	$475	$247

GPLP's share of income from investment in joint venture	$247

	For the Nine Months Ended September 30, 2006
		Real Estate
		Joint Ventures
	Total	% Share
Statements of Operations

Total revenues	$24,825	$12,909
Operating expenses	(11,248)	(5,849)
Net operating income	13,577	7,060
Depreciation and amortization	(6,530)	(3,395)
Other expenses, net	(26)	(14)
Interest expense, net	(4,893)	(2,544)
Net income	2,128	1,107
Preferred dividend	(14)	(8)
Net income available to partnership	$2,114	$1,099

GPLP's share of income from investment in joint venture	$1,099

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$3,984	$(43,045)	$1,710	$(37,351)	$1,437	$(1,080)	$(6,702)	$9,758	$3,413
Real estate depreciation and amortization	19,513	18,424	17,671	55,608	18,336	20,497	18,123	18,698	75,654
Equity in income of unconsolidated entities	(593)	(259)	(247)	(1,099)	-	-	-	(51)	(51)
Pro-rata share of joint venture funds from operations	1,546	1,705	1,244	4,495	-	-	-	51	51
Minority interest in operating partnership	337	(3,733)	311	(3,085)	136	(95)	(618)	829	252
(Gain) loss on sales of properties	(1,717)	-	-	(1,717)	-	-	(1,737)	84	(1,653)
FFO	$23,070	$(26,908)	$20,689	$16,851	$19,909	$19,322	$9,066	$29,369	$77,666

Weighted average common shares outstanding - diluted	40,026	40,084	40,075	40,071	39,703	39,830	39,956	39,943	39,856

FFO per diluted share	$0.58	$(0.67)	$0.52	$0.42	$0.50	$0.49	$0.23	$0.74	$1.95
Add back impairment losses	$-	$1.22	$-	$1.22	$-	$0.03	$0.38	$-	$0.41
Adjusted FFO per share	$0.58	$0.55	$0.52	$1.64	$0.50	$0.52	$0.60	$0.74	$2.36

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June. 30	Sept. 30	Sept. 30	Mar. 31	June. 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$1.4424	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses	83.4%	88.0%	93.1%	88.1%	95.9%	92.5%	79.8%	65.4%	81.5%

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,241	$1,965	$1,447	$4,653	$1,015	$1,273	$1,581	$1,645	$5,514
Straight-line adjustment as increase (decrease) to minimum rents	$53	$(475)	$(306)	$(728)	$450	$(28)	$(72)	$228	$578
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$321	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$119	$(114)	$(69)	$(64)	$116	$70	$(22)	$(171)	$(7)
Impairment losses	$-	$48,801	$-	$48,801	$-	$1,375	$15,018	$-	$16,393

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Dec. 31 (a)	Dec. 31
Joint Venture Funds from Operations:
Net income available to partnership	$1,139	$500	$475	$2,114	$98	$98
Real estate depreciation and amortization	1,832	2,781	1,917	6,530	-	-
FFO	$2,971	$3,281	$2,392	$8,644	$98	$98

Pro-rata share of joint venture funds from operations	$1,546	$1,705	$1,244	$4,495	$51	$51

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Dec. 31 (a)	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase to minimum rents	$113	$123	$95	$331	$-	$-
Fair value of debt amortized as increase to interest expense	$25	$25	$25	$75	$-	$-
Intangible amortization as an increase to minimum rents	$576	$735	$428	$1,739	$-	$-

(a) The joint venture investment was made on December 29, 2005. Real estate depreciation and amortization, straight-line adjustments to minimum rents, amortization of intangibles and interest fair value amortization were recorded beginning January 1, 2006.

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Sept. 30

Calculation of EBITDA:
Net income (loss)	$8,343	$(38,686)	$6,070	$(24,273)	$5,796	$3,279	$(2,342)	$6,733
Interest expense (continuing and discontinued operations)	23,534	23,320	24,216	71,070	21,186	21,580	21,598	64,364
Loan fee amortization (continuing and discontinued operations)	646	579	536	1,761	642	676	671	1,989
Taxes (continuing and discontinued operations)	273	479	359	1,111	242	290	303	835
Depreciation and amortization (continuing and discontinued operations)	20,130	18,618	18,039	56,787	18,854	21,036	18,674	58,564
EBITDA	52,926	4,310	49,220	106,456	46,720	46,861	38,904	132,485
Minority interest in operating partnership	337	(3,733)	311	(3,085)	136	(95)	(618)	(577)
(Gain) loss on sales of properties and properties held for sale and impairment charges	(1,717)	48,801	-	47,084	-	1,375	13,281	14,656
Adjusted EBITDA	$51,546	$49,378	$49,531	$150,455	$46,856	$48,141	$51,567	$146,564

Operating Ratios Excluding Held for Sale Properties:
General and administrative / total revenues	5.4%	4.9%	4.7%	5.0%	8.8%	7.7%	4.8%	7.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	87.4%	88.9%	90.5%	88.9%	88.3%	92.5%	87.4%	89.4%

Operating Ratios Including Held for Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	85.9%	85.5%	87.1%	86.2%	86.6%	90.4%	84.7%	87.2%

Earnings per Share:
Weighted average common shares outstanding - basic	36,499	36,595	36,663	36,586	35,713	35,837	36,146	35,900
Weighted average common shares outstanding - diluted	40,026	40,084	40,075	40,071	39,703	39,830	39,956	39,831

Earnings per share - basic	$0.11	(1.18)	0.05	$(1.02)	$0.04	$(0.03)	$(0.19)	$(0.18)

Earnings per share - diluted	$0.11	(1.17)	0.05	$(1.01)	$0.04	$(0.03)	$(0.18)	$(0.17)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2006			2005
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$291,917	$248,040	$248,040	$291,998
Building, improvements and equipment	1,891,928	1,696,945	1,705,143	1,869,381
Developments in progress	45,458	48,083	55,266	50,235
	2,229,303	1,993,068	2,008,449	2,211,614
Less accumulated depreciation	486,983	453,362	469,355	470,397
Net property and equipment	1,742,320	1,539,706	1,539,094	1,741,217

Deferred leasing costs, net	17,671	17,442	17,184	18,863
Investment in unconsolidated subsidiaries	56,376	56,597	59,073	44,248
Real estate assets associated with discontinued operations	62,967	206,805	206,490	72,731
Net investment in real estate	1,879,334	1,820,550	1,821,841	1,877,059

Cash and cash equivalents	14,964	9,426	7,251	7,821
Non-real estate assets associated with discontinued operations	3,688	13,667	13,973	4,162
Restricted cash	10,872	9,201	10,984	15,410
Tenant accounts receivable, net	45,934	39,474	39,796	49,877
Deferred expenses, net	8,405	7,339	6,915	8,665
Prepaid and other assets	33,139	29,473	28,833	32,318
Total Assets	$1,996,336	$1,929,130	$1,929,593	$1,995,312

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,294,883	$1,210,098	$1,206,213	$1,299,193
Mortgage notes payable associated with discontinued operations	52,027	165,641	165,010	52,288
Notes payable	174,000	147,000	163,000	150,000
Other liabilities associated with discontinued operations	772	4,075	5,053	1,374
Accounts payable and accrued expenses	61,799	54,346	59,457	66,264
Distributions payable	23,435	23,474	23,479	23,410
	1,606,916	1,604,634	1,622,212	1,592,529

Minority interest in partnership	14,339	9,342	7,830	15,729

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000
Common shares of beneficial interest	366	367	368	365
Additional paid-in capital	545,015	545,630	546,531	543,639
Distributions in excess of accumulated earnings	(380,488)	(441,166)	(457,208)	(366,924)
Other comprehensive loss	188	323	(140)	(26)
Total Liabilities and Shareholders' Equity	$1,996,336	$1,929,130	$1,929,593	$1,995,312

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2006				2005
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$28.40	$24.81	$24.78	$24.78	$23.70	$27.75	$24.47	$24.32	$24.32

Market Capitalization Ratio:
Common shares outstanding	36,620	36,701	36,772	36,772	35,791	35,980	36,379	36,506	36,506
Operating Partnership units outstanding	3,056	3,056	2,996	2,996	3,474	3,473	3,237	3,115	3,115
Total common shares and units outstanding at end of period	39,676	39,757	39,768	39,768	39,265	39,453	39,616	39,621	39,621

Valuation - Common shares and operating partnership units outstanding	$1,126,798	$986,371	$985,451	$985,451	$930,581	$1,094,821	$969,404	$963,583	$963,583
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,520,910	1,522,739	1,534,223	1,534,223	1,406,393	1,428,538	1,430,083	1,501,481	1,501,481
Total market capitalization	$2,857,708	$2,719,110	$2,729,674	$2,729,674	$2,546,974	$2,733,359	$2,609,487	$2,675,064	$2,675,064

Debt / Market capitalization	53.2%	56.0%	56.2%	56.2%	55.2%	52.3%	54.8%	56.1%	56.1%
Debt / Gross asset value (1)	61.0%	62.4%	64.0%	64.0%	59.0%	59.6%	59.7%	60.6%	60.6%
Debt / Market capitalization including pro-rata share of joint ventures	54.2%	57.0%	57.2%	57.2%	55.2%	52.3%	54.8%	56.9%	56.9%

Debt Coverage Ratios:
Interest coverage ratio	2.2	2.1	2.0	2.1	2.2	2.2	2.4	2.6	2.4
(Adjusted EBITDA from page 7 / interest expense)
Debt service coverage ratio	1.8	1.8	1.7	1.8	1.8	1.9	2.0	2.2	2.0
(Adjusted EBITDA / interest expense + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2006	2005	2006	2005	Terms	Terms	at Maturity	Maturity
SAN Mall, LP (q)	$33,151	$33,523	8.35%	8.35%	(p)	(a)	$32,615	(e)
Colonial Park Mall, LP	32,588	32,975	7.73%	7.73%	(p)	(a)	$32,033	(e)
Mount Vernon Venture, LLC	8,782	8,865	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (q)	43,973	44,559	7.84%	7.84%	(p)	(a)	$42,302	(f)
Morgantown Mall Associates, LP	52,710	53,381	6.89%	6.89%	(p)	(a)	$50,823	(f)
GM Olathe, LLC	30,000	(r)	6.35%	(r)	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	48,012	48,572	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,899	39,214	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,605	40,953	8.20%	8.20%	(p)	(a)	$38,543	(g)
Glimcher Ashland Venture, LLC	24,938	25,307	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	56,104	56,717	8.27%	8.27%	(p)	(a)	$49,864	(h)
Glimcher WestShore, LLC	95,653	96,804	5.09%	5.09%		(a)	$84,824	September 9, 2012
University Mall, LP (q)	62,886	63,845	7.09%	7.09%	(p)	(a)	$52,524	(i)
PFP Columbus, LLC	142,723	144,439	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	133,789	135,326	5.42%	5.42%	(p)	(a)	$116,922	(j)
JG Elizabeth, LLC	159,453	161,371	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	109,654	110,871	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	59,731	60,341	7.54%	7.54%	(p)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	-	5.90%	-		(b)	$60,000	June 8, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,302,651	1,226,063
Variable Rate
EM Columbus, LLC	42,000	41,669	7.32%	6.38%	(m)	(b)	$42,000	January 1, 2007
Montgomery Mall Associates, LP (q)	25,000	25,000	7.03%	6.16%	(n)	(b)	$25,000	January 31, 2007
	67,000	66,669
Other
Fair Value Adjustment - Polaris Center, LLC	1,572	1,894
Extinguished Debt	-	56,855		(o)

Total Mortgage Notes Payable	$1,371,223	$1,351,481

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(f)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(g)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(h)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(i)	The loan matures in January 2028, with an optional prepayment (without penalty) date on January 11, 2013.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points effectively fixed through a swap agreement at a rate of 6.35%.
(m)	Interest rate of LIBOR plus 200 basis points.
(n)	Interest rate of LIBOR plus 165 basis points.
(o)	Interest rates ranging from 6.37% to 7.43% at December 31, 2005.
(p)	Interest rate escalates after optional prepayment date.
(q)	Mortgage notes payable associated with properties held for sale at September 30, 2006.
(r)	Mortgage note was refinanced in January 2006 and amount at December 31, 2005 is included in extinguished debt.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	9/30/2006	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016+
Fixed Rate
SAN Mall, LP	$33,151	$132	$33,019	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,588	136	32,452	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,782	29	120	$8,633	-	-	-	-	-	-	-	-
Credit Facility - $70 Million fixed with interest swap	70,000	-	-	70,000	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	43,973	207	859	42,907	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	52,710	235	972	51,503	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	-	$30,000	-	-	-	-	-	-	-
Grand Central, LP	48,012	197	814	865	46,136	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,899	112	464	496	549	$37,278	-	-	-	-	-	-
Polaris Center, LLC	40,605	124	512	547	604	38,818	-	-	-	-	-	-
Ashland Venture, LLC	24,938	129	536	572	620	668	$22,413	-	-	-	-	-
Dayton Mall Venture, LLC	56,104	217	903	969	1,066	1,159	1,260	$50,530	-	-	-	-
Glimcher WestShore, LLC	95,653	398	1,631	1,703	1,807	1,902	2,003	86,209	-	-	-	-
University Mall, LP	62,886	335	1,390	1,481	1,604	1,723	1,851	1,977	$52,525	-	-	-
PFP Columbus, LLC	142,723	594	2,437	2,548	2,708	2,855	3,011	3,155	125,415	-	-	-
LC Portland, LLC	133,789	533	2,187	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-
JG Elizabeth, LLC	159,453	662	2,709	2,823	2,986	3,135	3,292	3,437	3,629	$136,780	-	-
MFC Beavercreek, LLC	109,654	422	1,732	1,814	1,933	2,043	2,159	2,265	2,409	94,877	-	-
Glimcher SuperMall Venture, LLC	59,731	216	892	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,095	-
RVM Glimcher, LLC	50,000	-	-	-	566	649	686	719	768	815	863	$44,934
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	-	60,000
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	19,000
Total Fixed Rate Debt	1,372,651	4,678	83,629	190,100	94,055	93,926	40,605	152,440	304,337	233,989	50,958	123,934

Variable Rate
EM Columbus, LLC	42,000	-	42,000	-	-	-	-	-	-	-	-	-
Montgomery Mall Associates, LP	25,000	-	25,000	-	-	-	-	-	-	-	-	-
	67,000	-	67,000	-	-	-	-	-	-	-	-	-

Total Mortgage Notes and Fixed Rate Notes Payable	1,439,651	4,678	150,629	190,100	94,055	93,926	40,605	152,440	304,337	233,989	50,958	123,934

Credit Facility - unhedged portion	93,000	-	-	93,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	93,000	-	-	93,000	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,572	107	428	428	428	181	-	-	-	-	-	-

Total Debt	$1,534,223	$4,785	$151,057	$283,528	$94,483	$94,107	$40,605	$152,440	$304,337	$233,989	$50,958	$123,934

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	9/30/2006	Terms	Maturity	9/30/2006	2006	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$87,739	$364	$1,491	$85,884	$-
Puente Hills Mall, LLC Fair Value Adjustment				(325)	(49)	(195)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				87,414	315	1,296	85,803	-

Tulsa Promenade	6.52%	(b)	March 14, 2009	35,000	-	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$122,414	$315	$1,296	$85,803	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,655	$164	$674	$44,617	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Wholly-owned Malls:
Mall Anchors	94.2%	95.3%	95.0%	95.2%	92.6%
Mall Stores	89.0%	87.9%	87.3%	89.5%	87.5%
Total Consolidated Mall Portfolio	92.3%	92.6%	92.3%	93.2%	90.8%

Mall Portfolio including Joint Ventures:
Mall Anchors	94.6%	95.7%	95.5%	95.5%	92.6%
Mall Stores	88.6%	87.3%	86.5%	89.2%	87.5%
Total Mall Portfolio	92.4%	92.7%	92.3%	93.2%	90.8%

Wholly-owned Community Centers:
Community Center Anchors	70.6%	68.7%	73.6%	75.0%	63.9%
Community Center Stores	85.2%	80.6%	79.7%	78.6%	64.8%
Total Community Center Portfolio	74.2%	71.3%	75.1%	75.8%	64.1%

	Occupancy (1)
Comparable Property Type (2)	9/30/2006	9/30/2005

Comparable Mall Stores	89.0%	87.5%
Comparable Mall Portfolio	92.3%	90.8%

Comparable Community Center Stores	85.2%	89.2%
Comparable Community Center Portfolio	74.2%	79.0%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2)
Comparable occupancy rates (total portfolio including joint ventures) exclude the properties sold after 9/30/2005 from the 9/30/2005 occupancy calculation and those acquired after 9/30/2005 from the 9/30/2006 calculation.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2006:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	243,140	30,343	273,483	$6.71	$2.50	$6.24	$6.63
Mall Stores	419,170	431,840	851,010	$22.08	$27.37	$24.86	$25.29

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2006 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Prior	Rollover	Prior	Total New/	Total Prior Tenants/	Percent Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	Rollover	Rent	Base Rent

Three months ended September 30, 2006
Mall Anchors	22,031	-	22,031	$9.00	$11.00	$-	$-	$9.00	$11.00	-18%
Mall Stores	132,115	154,116	286,231	$16.12	$19.09	$24.24	$21.85	$20.49	$20.58	0%

Nine months ended September 30, 2006
Mall Anchors	44,990	30,343	75,333	$8.49	$7.30	$2.50	$5.00	$6.08	$6.37	-5%
Mall Stores	199,345	392,108	591,453	$20.29	$22.25	$28.75	$25.61	$25.91	$24.48	6%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of September 30, 2006

MARKET DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF Sept. 2006	Ave. Mall Store Sales PSF Sept. 2005	Mall Store Occupancy 9/30/2006	Mall Store Occupancy 9/30/2005	% of Mall Portfolio NOI (1)

	Jersey Gardens	Elizabeth, NJ	1	1,290,853
	Lloyd Center	Portland, OR	24	1,472,275
	Mall at Fairfield Commons	Dayton, OH	58	1,144,132
	Mall at Johnson City	Johnson City, TN	>100	530,886
	Polaris Fashion Place	Columbus, OH	31	1,599,327
	Weberstown Mall	Stockton, CA	78	859,323
	WestShore Plaza	Tampa, FL	21	1,059,673
				7,956,469	$ 424	$ 398	95.4%	94.5%	53%

TRADE AREA DOMINANT	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF Sept. 2006	Ave. Mall Store Sales PSF Sept. 2005	Mall Store Occupancy 9/30/2006	Mall Store Occupancy 9/30/2005	% of Mall Portfolio NOI (1)

	Ashland Town Center	Ashland, KY	>100	441,491
	Colonial Park Mall	Harrisburg, PA	67	743,590
	Dayton Mall	Dayton, OH	58	1,321,459
	Eastland Mall (OH)	Columbus, OH	31	1,019,369
	Grand Central Mall	Parkersburg, WV	>100	929,468
	Indian Mound Mall	Columbus, OH	31	557,409
	Morgantown Mall	Morgantown, WV	>100	557,776
	New Towne Mall	New Philadelphia, OH	>100	516,596
	Northtown Mall	Minneapolis, MN	15	610,139
	River Valley Mall	Columbus, OH	31	578,274
	Supermall of the Great NW	Seattle, WA	13	943,570
	University Mall	Tampa, FL	21	1,235,245
				9,454,386	$ 306	$ 305	89.1%	85.2%	40%

OPPORTUNISTIC	Property	Location	MSA Size	Total GLA	Ave. Mall Store Sales PSF Sept. 2006	Ave. Mall Store Sales PSF Sept. 2005	Mall Store Occupancy 9/30/2006	Mall Store Occupancy 9/30/2005	% of Mall Portfolio NOI (1)

	Almeda Mall	Houston, TX	7	782,616
	Eastland Mall (NC)	Charlotte, NC	34	1,061,474
	Great Mall of the Great Plains	Kansas City, KS	26	811,306
	Montgomery Mall	Montgomery, AL	>100	726,893
	Northwest Mall	Houston, TX	7	795,843
				4,178,132	$ 225	$ 216	75.0%	78.3%	7%

TOTAL SAME MALL PORTFOLIO				21,588,987	$ 346	$ 333	89.0%	87.5%	100%

(1) Based on net operating income for the nine months ending September 30, 2006

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of September 30, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot Sept. 2006	Average Mall Store Sales Per Square Foot Sept. 2005	Mall Store Occupancy 9/30/2006	Mall Store Occupancy 9/30/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,588,987	$ 346	$ 333	89.0%	87.5%

ASSETS HELD FOR SALE:
Almeda Mall	Houston, TX	7	782,616
Eastland Mall (NC)	Charlotte, NC	34	1,061,474
Montgomery Mall	Montgomery, AL	>100	726,893
Northwest Mall	Houston, TX	7	795,843
University Mall	Tampa, FL	21	1,235,245
			4,602,071	$ 279	$ 274	76.6%	80.4%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			16,986,916	$ 358	$ 344	91.8%	89.1%

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of September 30, 2006

Property	Location	MSA Size	Total GLA	Average Mall Store Sales Per Square Foot Sept. 2006	Average Mall Store Sales Per Square Foot Sept. 2005	Mall Store Occupancy 9/30/2006	Mall Store Occupancy 9/30/2005

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,588,987	$ 346	$ 333	89.0%	87.5%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,184,004
Tulsa Promenade	Tulsa, OK	55	924,732
			2,108,736	$ 286	$ 280	84.5%	76.3%

TOTAL MALL PRO-FORMA PORTFOLIO INCLUDING JOINT VENTURES (1)			23,697,723	$ 341	$ 330	88.6%	86.6%

(1)
The 9/30/2005 numbers include Puente Hills and Tulsa Promenade on a pro-forma basis as if the Company owned them at that date. Both properties were acquired through the Company's joint venture subsequent to September 30, 2005.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2006

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	32	449,344	$6,940,495	3.1%
Foot Locker, Inc.	65	273,188	6,207,685	2.8%
Limited Brands, Inc.	56	295,440	6,059,795	2.7%
Sterling Inc.	38	65,346	4,558,593	2.0%
Steve & Barry's University Sportswear	10	652,705	4,530,003	2.0%
AMC Theater	2	148,344	4,109,000	1.8%
Burlington Coat Factory	10	674,805	3,825,523	1.7%
Saks Incorporated	5	471,355	3,401,692	1.5%
Sears Holding Corporation	23	2,887,385	3,391,212	1.5%
JCPenney Company, Inc.	18	1,868,308	3,287,591	1.5%
Luxottica Group	51	91,037	3,112,226	1.4%
Zales Corporation	43	38,238	3,082,916	1.4%
Regal Cinemas	7	246,293	2,718,638	1.2%
Finish Line, Inc.	25	134,060	2,661,826	1.2%
Genesco Inc.	46	70,631	2,640,364	1.2%
American Eagle Outfitters	19	108,999	2,575,380	1.1%
Total tenants representing > 1.0%	450	8,475,478	$63,102,939	28.1%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2006

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	65	273,188	$6,207,685	2.9%
Limited Brands, Inc.	56	295,440	$6,059,795	2.8%
Sterling Inc.	37	59,566	$4,472,353	2.1%
Gap, Inc.	26	283,856	$4,442,947	2.1%
Luxottica Group	51	91,037	$3,112,226	1.4%
Zales Corporation	43	38,238	$3,082,916	1.4%
Finish Line, Inc.	25	134,060	$2,661,826	1.2%
Genesco, Inc.	46	70,631	$2,640,364	1.2%
American Eagle Outfitters	19	108,999	$2,575,380	1.2%
Claire's Boutique	38	47,736	$2,107,127	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Federated Department Stores	14	2,787,710	$505,000	11.8%
Sears Holding Corporation	18	2,605,402	$1,763,801	11.0%
JC Penney Company, Inc.	15	1,814,654	$3,169,246	7.7%
Bon-Ton Department Stores, Inc.	8	844,588	$1,818,912	3.6%
Dillard's	4	763,932	$-	3.2%
Burlington Coat Factory	8	665,282	$3,623,648	2.8%
Steve & Barry's University Sportswear	9	637,634	$4,288,867	2.7%
Belks	6	576,531	$1,894,752	2.4%
Saks Incorporated	5	471,355	$3,401,692	2.0%
Boscov's	1	182,609	$-	0.8%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2006

Mall Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	223	87,060	453,070	540,130	2.5%	$528,014	$8,716,207	$9,244,221	$6.06	$22.91	4.3%
2007	511	399,504	1,149,534	1,549,038	7.1%	2,230,953	20,506,819	22,737,772	$5.58	$20.61	10.5%
2008	421	867,093	898,920	1,766,013	8.1%	3,444,294	21,337,293	24,781,587	$3.97	$25.76	11.5%
2009	330	1,298,383	943,549	2,241,932	10.2%	4,067,315	19,920,827	23,988,142	$5.91	$26.55	11.1%
2010	240	956,385	778,328	1,734,713	7.9%	7,357,328	18,377,967	25,735,295	$8.43	$25.70	11.9%
Thereafter	985	10,803,415	3,270,064	14,073,479	64.2%	31,293,370	78,391,636	109,685,006	$7.01	$26.63	50.7%
	2,710	14,411,840	7,493,465	21,905,305	100.0%	$48,921,274	$167,250,749	$216,172,023	$6.63	$25.29	100.0%

Community Center Portfolio

											Percent of
					Percent of				Anchor	Store	Annualized
		Anchor	Store	Total	Occupied GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2006	8	-	14,050	14,050	1.9%	$-	$193,815	$193,815	$-	$13.79	2.3%
2007	7	-	17,931	17,931	2.3%	-	307,789	307,789	$-	$17.17	3.6%
2008	5	22,518	20,977	43,495	5.7%	118,346	187,767	306,113	$5.26	$16.50	3.6%
2009	11	30,000	42,800	72,800	9.5%	270,000	708,250	978,250	$9.00	$18.02	11.5%
2010	16	70,850	76,310	147,160	19.2%	763,751	1,393,487	2,157,238	$10.78	$20.11	25.4%
Thereafter	19	420,655	48,858	469,513	61.4%	3,699,915	858,100	4,558,015	$8.80	$17.56	53.6%
	66	544,023	220,926	764,949	100.0%	$4,852,012	$3,649,208	$8,501,220	$8.92	$18.17	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2006			Three months ended Sept. 30, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005

New developments	$597	$-	$597	$842

Redevelopment projects	$5,216	$-	$5,216	$11,400

Renovation with no incremental GLA	$24	$104	$128	$3,584

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$1,535	$-	$1,535	$1,959
Non-anchor replacement	4,352	30	4,382	2,301
Operational capital expenditures	2,491	40	2,531	1,060
Total Property Capital Expenditures	$8,378	$70	$8,448	$5,320

	Nine months ended September 30, 2006			Nine months ended Sept. 30, 2005

	Consolidated	Joint Venture		Consolidated
	Properties	Proportionate		Properties
	2006	Share	Total	2005

New developments	$1,001	$-	$1,001	$7,636

Redevelopment projects	$20,847	$-	$20,847	$33,123

Renovation with no incremental GLA	$2,187	$317	$2,504	$4,082

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$3,557	$-	$3,557	$2,561
Non-anchor replacement	11,019	78	11,097	6,900
Operational capital expenditures	4,101	40	4,141	2,999
Total Property Capital Expenditures	$18,677	$118	$18,795	$12,460

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost	Investments nine months ended Sept. 30, 2006	Total Planned Investments 2006	Opening Date	Project Initial Yield (1)

PROPERTY EXPANSIONS:
Dayton Mall	Lifestyle component addition	$33,000	$11,800	$22,000	Q4-2006	8%
Dayton, Ohio

Polaris Fashion Place	Re-anchor and multi-tenant addition	5,500	600	800	Q1-2007	13%
Columbus, Ohio

Mall at Fairfield Commons	New anchor and multi-tenant addition	10,700	-	500	Q2-2007	9%
Dayton, OH

Northtown Mall	Re-anchor and multi-tenant addition	5,600	1,300	3,400	Q2-2007	12%
Minneapolis, MN

Grand Central Mall	Multi-tenant building addition	5,300	1,100	2,700	Q4-2006	13%
Parkersburg, WV

Sub-Total		$60,100	$14,800	$29,400		10%

Other Miscellaneous Projects			6,000	20,000

Total Expansions		$60,100	$20,800	$49,400

(1) Represents projected return on current investment only (does not include internal allocation of land value)